Balance Sheets - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Current Assets
Cash and cash equivalents	$ 5,041	$ 6,783
Deposits	2,320	7,120
Other current assets	432	589
Total current assets	7,793	14,492
Non-Current Assets:
Right of use assets, net	1,011	1,263
Property, plant and equipment, net	506	411
Total non-current assets	1,517	1,674
Total Assets	9,310	16,166
Current Liabilities:
Trade accounts payables	198	152
Other accounts payables	1,026	1,216
Lease liabilities	290	268
Financial liabilities at fair value	1,470	26
Total current liabilities	2,984	1,662
Non-Current Liabilities:
Lease liabilities	588	873
Total non- current liabilities	588	873
COMMITMENTS AND CONTINGENCIES
Shareholders’ Equity:
Share capital and additional paid in capital	61,259	57,866
Accumulated losses	(55,521)	(44,235)
Total Shareholders’ Equity	5,738	13,631
Total liabilities and Shareholders’ Equity	$ 9,310	$ 16,166